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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 23, 2002


                              SL GREEN REALTY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Maryland
                            (STATE OF INCORPORATION)

              1-13199                             13-3956775
     (COMMISSION FILE NUMBER)                     (IRS EMPLOYER ID. NUMBER)


                              420 Lexington Avenue                  10170
                               New York, New York                   (ZIP CODE)
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 594-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.

     On October 21, 2002 the Company issued a press release announcing its results for the third quarter ended September 30, 2002. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     10.1 First Amended and Restated Agreement of Limited Partnership of SL Green Operating Limited Partnership, L.P.

     10.2 First Amendment to the First Amended and Restated Agreement of SL Green Operating Limited Partnership, L.P.

     10.3 Modified Agreement of lease of Graybar Building dated December 30, 1957 between New York State Realty and Terminal Company with Webb & Knapp, Inc. and Graysler Corporation

     10.4 Sublease between Webb & Knapp, Inc. and Graysler Corporation and Mary F. Finnegan dated December 30, 1957

     10.5 Operating Lease between Mary F. Finnegan and Rose Iacovone dated December 30, 1957

     10.6 Operating Sublease between Precision Dynamics Corporation and Graybar Building Company dated June 1, 1964

     10.7 Employment and Non-competition Agreement among Stephen L. Green and the Company

     10.8 Amended and Restated Employment and Non-competition Agreement among Marc Holliday and the Company

     10.9 Employment and Non-competition Agreement among Michael Reid and the Company

     10.10 Amended and Restated Employment and Non-competition Agreement among Gerard Nocera and the Company

     10.11 Employment and Non-competition Agreement among Thomas E. Wirth and the Company

     10.12  Revolving Secured Credit And Guaranty Agreement dated December 20,
            2001

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     10.13  First Amendment to Revolving Credit And Guaranty Agreement dated
            March 30, 2001

     99.1   Press Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               SL GREEN REALTY CORP.


                               /S/ Thomas E. Wirth
                               -------------------------------------------------
                               Thomas E. Wirth
                               Executive Vice President, Chief Financial Officer


Date:  October 23, 2002

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